UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2007

BIONOVO, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50073	87-0576481
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5858 Horton Street, Suite 375 Emeryville, California		94608
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (510) 601-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

BIONOVO, INC.

April 26, 2007

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 26, 2007, Dr. Mimi Hancock was appointed to our Board of Directors. Dr. Hancock will serve on the compensation and nominations committees. Her appointment expands Bionovo's board to seven members.

On April 26, 2007, Bionovo, Inc. issued a press release announcing Dr. Hancock’s appointment to the Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Bionovo, Inc. on April 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BIONOVO, INC.

Date: April 30, 2007	By: /s/ James P. Stapleton
James P. Stapleton
Chief Financial Officer